UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2009

Date of reporting period: May 31, 2009

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2009 Thompson Plumb Growth Fund Thompson Plumb MidCap Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2009

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-6
Schedule of investments	7-10

MIDCAP FUND
Investment review	11-13
Schedule of investments	14-17

BOND FUND
Investment review	18-20
Schedule of investments	21-25

FUND EXPENSE EXAMPLES	26

FINANCIAL STATEMENTS
Statements of assets and liabilities	27
Statements of operations	28
Statements of changes in net assets	29
Notes to financial statements	30-35
Financial highlights	36-38

ADDITIONAL INFORMATION	39

This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This Semi-Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
May 31, 2009

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of 16.39% for the six-month period ended May 31, 2009, as compared to its benchmark, the S&P 500 Index, which returned 4.05%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/09
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-34.79%	-14.14%	-8.68%	0.71%
S&P 500 Index	-32.57%	-8.25%	-1.90%	-1.71%

Expense Ratio as of 3/31/09 was 1.27%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Management Commentary

Roughly half of the Growth Fund’s outperformance came from individual issue selection, with additional help from sector selection and the interaction effect between the two. This issue selection was broad based, with every sector but two contributing positive relative returns. Holdings within the Consumer Discretionary, Consumer Staples and Technology sectors were particular standouts, with each sector’s issue selection adding a percentage or more to relative performance. Individual stock highlights included Morgan Stanley (+171 basis-point contribution), Bare Escentuals (+137 basis points), eBay (+94 basis points), Intel (+78 basis points) and Viacom (+77 basis points). Sector selection contributed roughly 3% to the Fund’s relative gains. While sector selection was positive in only six of the ten sectors, the decisions to overweight the Technology and Consumer Discretionary sectors while underweighting Industrials and Utilities each added more than the biggest mistake, which was to underweight Materials, subtracted. The interaction effect between sector and issue selection contributed roughly another 1.7% to relative performance. Finally, a legal settlement related to a prior Fund holding, Tyco International, added additional basis points to the Fund’s return.

Going forward, it is our belief that the market has bottomed and may gradually recover in the months and years ahead. A variety of macro-economic indicators, such as housing starts, consumer confidence, the Institute of Supply Management Non-Manufacturing Index and unemployment claims, have all improved from their worst recent levels. We believe this indicates a stabilization of economic activity rather than the further declines that some feared as the market approached what we believe was its bottom in March 2009. More importantly, our bottom-up analysis of individual Fund holdings suggests that the overall economy may see improvement, as earnings have generally been better than feared. If our cautious optimism is correct, we may see leading economic indicators turn clearly positive over the next few months, possibly leading to nominal improvement by this fall in individual company earnings.

There are many mid-sized companies that have seen their stock prices drop more on a percentage basis than the decline in the S&P 500, and we have shifted the positioning of the Fund to take advantage of these opportunities. While the overall portfolio will continue generally to consist of larger capitalization stocks, individual positions have been established in mid-sized firms. Bare Escentuals, mentioned above, is an example of one of these newer holdings. With these new names we believe the Fund has a moderately pro-cyclical allocation, and we expect to remain positioned this way for the immediate future.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments on page 7 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Current and future portfolio holdings are subject to risk.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Top 10 Equity Holdings at 05/31/09
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil, Gas & Consumable	4.30%
	Fuels
Microsoft Corp.	Software	3.00%
Johnson & Johnson	Pharmaceuticals	2.84%
Sysco Corp.	Food & Staples Retailing	2.47%
Intel Corp.	Semiconductors &	2.41%
	Semiconductor
	Equipment
State Street Corp.	Capital Markets	2.28%
eBay Inc.	Internet Software &	2.07%
	Services
Viacom, Inc. Class B	Media	2.04%
The Procter & Gamble Co.	Household Products	2.01%
General Electric Co.	Industrial Conglomerates	1.95%
As of May 31, 2009, 99.8% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2009

	Shares	Value
COMMON STOCKS - 99.7%

Consumer Discretionary - 11.4%
Media - 5.8%
CBS Corp. Class B	213,995	$1,579,283
Lions Gate Entertainment Corp. (a)	139,300	863,660
The Walt Disney Co.	54,850	1,328,467
Time Warner Inc.	51,650	1,209,643
Viacom, Inc. Class B (a)	121,400	2,691,438
		7,672,491

Multiline Retail - 2.7%
Kohl’s Corp. (a)	28,050	1,191,284
Target Corp.	61,145	2,402,998
		3,594,282

Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	23,350	703,068
Bed Bath & Beyond Inc. (a)	43,500	1,222,785
Office Depot, Inc. (a)	264,150	1,230,939
		3,156,792

Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	41,500	701,350

Consumer Staples - 12.0%
Beverages - 3.1%
PepsiCo, Inc.	37,700	1,962,285
The Coca-Cola Co.	43,400	2,133,544
		4,095,829

Food & Staples Retailing - 5.7%
Sysco Corp.	135,875	3,255,565
Walgreen Co.	81,175	2,418,203
Wal-Mart Stores, Inc.	37,775	1,878,928
		7,552,696

Household Products - 2.0%
The Procter & Gamble Co.	50,950	2,646,343

Personal Products - 1.2%
Bare Escentuals, Inc. (a)	177,400	1,552,250

Energy - 13.3%
Energy Equipment & Services - 3.4%
Schlumberger Ltd.	37,000	2,117,510
Smith International, Inc.	30,000	875,700
Weatherford International Ltd. (a)	72,000	1,490,400
		4,483,610

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Shares	Value
Oil, Gas & Consumable Fuels - 9.9%
Chevron Corp.	27,495	$1,833,092
Devon Energy Corp.	20,820	1,316,657
Exxon Mobil Corp.	81,845	5,675,951
Hess Corp.	22,000	1,464,980
Marathon Oil Corp.	38,275	1,220,207
Murphy Oil Corp.	23,950	1,413,289
Pioneer Natural Resources Co.	5,275	148,333
		13,072,509

Financials - 15.1%
Capital Markets - 8.0%
Bank of New York Mellon Corp.	33,000	916,740
Eaton Vance Corp.	67,100	1,818,410
Morgan Stanley	65,200	1,976,864
Northern Trust Corp.	27,520	1,586,528
State Street Corp.	64,625	3,001,831
T. Rowe Price Group Inc.	32,025	1,299,254
		10,599,627

Commercial Banks - 1.8%
Associated Banc-Corp	76,490	1,106,810
First Horizon National Corp. (a)	107,540	1,305,536
		2,412,346

Consumer Finance - 1.1%
Discover Financial Services	145,890	1,394,708

Diversified Financial Services - 3.1%
CIT Group, Inc. (a)	452,300	1,732,309
JPMorgan Chase & Co.	63,175	2,331,157
		4,063,466

Insurance - 1.1%
Aflac, Inc.	19,410	689,055
Torchmark Corp.	18,995	762,839
		1,451,894

Health Care - 16.7%
Biotechnology - 1.5%
Amgen Inc. (a)	38,975	1,946,411

Health Care Equipment & Supplies - 4.5%
Medtronic, Inc.	39,950	1,372,283
ResMed Inc. (a)	16,225	601,461
St. Jude Medical, Inc. (a)	46,140	1,800,383
TomoTherapy Inc. (a)	391,950	897,566
Zimmer Holdings, Inc. (a)	28,320	1,261,656
		5,933,349

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Shares	Value
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	54,900	$1,962,675
Henry Schein, Inc. (a)	29,640	1,349,806
McKesson Corp.	31,525	1,297,254
Medco Health Solutions, Inc. (a)	21,305	977,686
Patterson Cos., Inc. (a)	57,430	1,182,484
		6,769,905

Health Care Technology - 0.9%
IMS Health Inc.	97,825	1,177,813

Life Sciences Tools & Services - 0.9%
Waters Corp. (a)	27,840	1,206,029

Pharmaceuticals - 3.8%
Johnson & Johnson	67,935	3,747,295
Novartis AG ADR	32,355	1,294,847
		5,042,142

Industrials - 7.5%
Aerospace & Defense - 1.0%
The Boeing Co.	29,600	1,327,560

Air Freight & Logistics - 0.4%
FedEx Corp.	10,230	567,049

Commercial Services & Supplies - 1.3%
Cintas Corp.	48,350	1,126,072
EnergySolutions	73,825	595,768
		1,721,840

Industrial Conglomerates - 3.4%
General Electric Co.	190,950	2,574,006
3M Co.	32,320	1,845,472
		4,419,478

Trading Companies & Distributors - 1.4%
W.W. Grainger, Inc.	23,145	1,824,520

Information Technology - 22.8%
Communications Equipment - 3.9%
Cisco Systems, Inc. (a)	134,315	2,484,827
JDS Uniphase Corp. (a)	252,185	1,359,277
QUALCOMM Inc.	29,630	1,291,572
		5,135,676

Computers & Peripherals - 1.0%
EMC Corp. (a)	109,200	1,283,100

Electronic Equipment, Instruments & Components - 0.6%
Flextronics International Ltd. (a)	184,070	728,917

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Shares or
	Principal
	Amount	Value
Internet Software & Services - 3.1%
eBay Inc. (a)	155,255	$2,735,593
Google Inc. Class A (a)	3,145	1,312,188
		4,047,781

IT Services - 1.4%
Heartland Payment Systems, Inc.	72,600	555,390
Visa Inc. Class A	19,850	1,344,043
		1,899,433

Semiconductors & Semiconductor Equipment - 7.1%
Altera Corp.	80,300	1,366,706
Broadcom Corp. Class A (a)	28,540	727,199
Intel Corp.	202,565	3,184,322
Linear Technology Corp.	57,670	1,350,055
Maxim Integrated Products, Inc.	89,280	1,449,014
Xilinx, Inc.	64,425	1,336,175
		9,413,471

Software - 5.7%
Activision Blizzard, Inc. (a)	57,110	689,889
Adobe Systems Inc. (a)	48,300	1,361,094
Electronic Arts Inc. (a)	63,135	1,451,474
Microsoft Corp.	189,176	3,951,887
		7,454,344

Telecommunication Services - 0.9%
Wireless Telecommunication Services - 0.9%
Vodafone Group Plc ADR	66,145	1,244,849

TOTAL COMMON STOCKS (COST $136,027,208)		131,593,860

SHORT-TERM INVESTMENTS - 0.1%

Variable-Rate Demand Notes - 0.1%
American Family Financial Services, 0.100%	$116,128	116,128

Total Variable-Rate Demand Notes		116,128

TOTAL SHORT-TERM INVESTMENTS (COST $116,128)		116,128

TOTAL INVESTMENTS - 99.8% (COST $136,143,336)		131,709,988

NET OTHER ASSETS AND LIABILITIES - 0.2%		211,275

NET ASSETS - 100.0%		$131,921,263

(a) Non-income producing security.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
May 31, 2009

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb MidCap Fund produced a total return of 25.33% for the six-month period ended May 31, 2009, as compared to its benchmark, the Russell Midcap Index, which returned 14.25%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/09
		Since
		Inception
	1 Year	(03/31/08)
Thompson Plumb MidCap Fund	-29.00%	-19.66%
Russell Midcap Index	-36.15%	-25.20%

Gross Expense Ratio as of 3/31/09 was 8.40%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund until March 31, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Management Commentary

Roughly 80% of the relative performance of the Fund was a result of individual issue selection, with the balance from sector selection. Although positive issue selection was broad based, as it was positive in seven of the ten sectors, holdings within the Consumer Discretionary and Industrials sectors accounted for most of the relative return. Only two of the Fund’s twelve Consumer Discretionary holdings underperformed the index’s sector average. Of particular note, Nordstrom, Darden Restaurants, Coach, Abercrombie & Fitch and Hanesbrands each contributed more than a percent to the Fund’s overall return. Within the Industrials sector, the Fund’s EnergySolutions holding accounted for most of the positive issue selection, and added over two percent to the Fund’s overall return. Sector selection contributed the remaining 20% of relative performance. While six of the ten sectors contributed positively to Fund returns, the majority of this positive sector selection came from underweighting Utilities and overweighting Technology. Only the underweighting of Telecom had a negative impact on sector selection in a material way. The interaction effect between sector and issue selection was not material to relative performance.

Going forward, it is our belief that the market has bottomed and may gradually recover in the months and years ahead. A variety of macro-economic indicators, such as housing starts, consumer confidence, the Institute of Supply Management Non-Manufacturing Index and unemployment claims, have all improved from their worst recent levels. We believe this indicates a stabilization of economic activity rather than the further declines that some feared as the market approached what we believe was its bottom in March 2009. More importantly, our bottom-up analysis of individual Fund holdings suggests that the overall economy may see improvement, as earnings have generally been better than feared. If our cautious optimism is correct, we may see leading economic indicators turn clearly positive over the next few months, possibly leading to nominal improvement by this fall in individual company earnings.

There are many mid-sized companies that have seen their stock prices drop on a percentage basis more than the decline in the S&P 500, and the Russell Midcap Index has also trailed the S&P 500. This suggests to us that in a cyclical recovery mid-sized companies may outperform their larger-sized brethren. This has been the case in most prior economic recoveries, and we are hopeful it will happen again. If so, we expect the Fund’s pro-cyclical allocation to continue to benefit both relative and absolute performance going forward.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large capitalization companies.

Please refer to the Schedule of Investments on page 14 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Top 10 Equity Holdings at 05/31/09
		% of Fund’s
Company	Industry	Net Assets
Broadcom Corp. Class A	Semiconductors &	2.32%
	Semiconductor
	Equipment
Abercrombie & Fitch Co. Class A	Specialty Retail	2.21%
Torchmark Corp.	Insurance	2.18%
Maxim Integrated	Semiconductors &	2.16%
Products, Inc.	Semiconductor
	Equipment
Lions Gate Entertainment Corp.	Media	2.12%
JDS Uniphase Corp.	Communications	2.11%
	Equipment
Discover Financial Services	Consumer Finance	2.07%
Murphy Oil Corp.	Oil, Gas & Consumable	2.07%
	Fuels
Hanesbrands, Inc.	Textiles, Apparel &	2.06%
	Luxury Goods
Coach, Inc.	Textiles, Apparel &	2.02%
	Luxury Goods
As of May 31, 2009, 99.8% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2009

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 16.7%
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	2,496	$90,280

Media - 3.8%
CBS Corp. Class B	10,325	76,199
Lions Gate Entertainment Corp. (a)	21,001	130,206
Viacom, Inc. Class B (a)	1,360	30,151
		236,556

Multiline Retail - 2.0%
Nordstrom, Inc.	6,183	121,743

Specialty Retail - 5.3%
Abercrombie & Fitch Co. Class A	4,505	135,646
Bed Bath & Beyond Inc. (a)	3,210	90,233
Jos. A. Bank Clothiers, Inc. (a)	1,192	45,117
Office Depot, Inc. (a)	11,729	54,657
		325,653

Textiles, Apparel & Luxury Goods - 4.1%
Coach, Inc.	4,723	124,073
Hanesbrands, Inc. (a)	7,458	126,040
		250,113

Consumer Staples - 5.2%
Food Products - 3.3%
McCormick & Co., Inc.	3,333	101,723
The J. M. Smucker Co.	2,517	101,334
		203,057

Personal Products - 1.9%
Bare Escentuals, Inc. (a)	13,120	114,800

Energy - 8.5%
Energy Equipment & Services - 3.9%
Patterson-UTI Energy, Inc.	4,500	64,530
Smith International, Inc.	2,120	61,883
Weatherford International Ltd. (a)	5,605	116,023
		242,436

Oil, Gas & Consumable Fuels - 4.6%
ATP Oil & Gas Corp. (a)	1,915	17,254
Murphy Oil Corp.	2,151	126,931
Noble Energy	1,488	88,506
Pioneer Natural Resources Co.	1,125	31,635
Swift Energy Co. (a)	970	15,937
		280,263

Financials - 18.2%
Capital Markets - 4.4%
Eaton Vance Corp.	4,330	117,343
Investment Technology Group, Inc. (a)	5,745	119,496
Northern Trust Corp.	565	32,572
		269,411

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Shares	Value
Commercial Banks - 4.9%
Associated Banc-Corp	8,129	$117,627
First Horizon National Corp. (a)	6,630	80,488
Marshall & Ilsley Corp.	15,801	103,971
		302,086

Consumer Finance - 2.1%
Discover Financial Services	13,294	127,091

Diversified Financial Services - 0.3%
CIT Group, Inc. (a)	4,197	16,075

Insurance - 6.5%
Cincinnati Financial Corp.	3,250	73,483
Genworth Financial Inc. Class A (a)	2,110	12,491
StanCorp Financial Group, Inc.	2,913	90,361
Torchmark Corp.	3,326	133,572
Unum Group	5,170	88,459
		398,366

Health Care - 12.7%
Health Care Equipment & Supplies - 3.4%
ResMed Inc. (a)	3,128	115,955
TomoTherapy Inc. (a)	16,028	36,704
Zimmer Holdings, Inc. (a)	1,290	57,470
		210,129

Health Care Providers & Services - 6.0%
Henry Schein, Inc. (a)	1,964	89,441
Lincare Holdings Inc. (a)	2,086	45,433
McKesson Corp.	1,435	59,050
MWI Veterinary Supply, Inc. (a)	983	28,733
Patterson Cos., Inc. (a)	5,035	103,671
Virtual Radiologic Corp. (a)	5,720	43,815
		370,143

Health Care Technology - 1.7%
IMS Health Inc.	8,734	105,157

Life Sciences Tools & Services - 1.6%
Waters Corp. (a)	2,314	100,242

Industrials - 8.9%
Aerospace & Defense - 1.4%
Alliant Techsystems Inc. (a)	1,004	86,635

Commercial Services & Supplies - 4.9%
Cintas Corp.	4,570	106,435
EnergySolutions	12,985	104,789
Manpower Inc.	2,089	88,803
		300,027

Machinery - 0.7%
SPX Corp.	950	43,615

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Shares	Value
Trading Companies & Distributors - 1.9%
W.W. Grainger, Inc.	1,508	$118,876

Information Technology - 20.8%
Communications Equipment - 2.1%
JDS Uniphase Corp. (a)	23,966	129,177

Electronic Equipment, Instruments & Components - 3.8%
Celestica Inc. (a)	4,626	30,485
Flextronics International Ltd. (a)	29,477	116,729
Molex Inc. Class A	6,325	87,285
		234,499

Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a)	2,725	60,659

IT Services - 2.7%
Fiserv, Inc. (a)	1,447	61,295
Heartland Payment Systems, Inc.	10,041	76,814
Paychex, Inc.	1,087	29,751
		167,860

Semiconductors & Semiconductor Equipment - 8.7%
Altera Corp.	4,660	79,313
Broadcom Corp. Class A (a)	5,575	142,051
Linear Technology Corp.	4,212	98,603
Maxim Integrated Products, Inc.	8,156	132,372
Xilinx, Inc.	3,826	79,351
		531,690

Software - 2.5%
Activision Blizzard, Inc. (a)	2,545	30,744
Electronic Arts Inc. (a)	2,760	63,452
Intuit Inc. (a)	1,101	29,969
Take-Two Interactive Software, Inc. (a)	3,285	28,448
		152,613

Materials - 5.8%
Chemicals - 5.8%
Airgas, Inc.	2,407	101,720
International Flavors & Fragrances Inc.	3,848	122,751
Nalco Holding Co.	4,333	75,221
The Scotts Miracle-Gro Co. Class A	1,696	58,173
		357,865

Utilities - 3.0%
Electric Utilities - 1.0%
Pepco Holdings, Inc.	4,535	58,864

Multi-Utilities - 2.0%
MDU Resources Group, Inc.	3,297	60,863
SCANA Corp.	1,994	59,860
		120,723

TOTAL COMMON STOCKS (COST $5,864,345)		6,126,704

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.0%

Variable-Rate Demand Notes - 0.0%
American Family Financial Services, 0.100%	$824	$824

Total Variable-Rate Demand Notes		824

TOTAL SHORT-TERM INVESTMENTS (COST $824)		824

TOTAL INVESTMENTS - 99.8% (COST $5,865,169)		6,127,528

NET OTHER ASSETS AND LIABILITIES - 0.2%		12,370

NET ASSETS - 100.0%		$6,139,898

(a)	Non-income producing security.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
May 31, 2009

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Bond Fund produced a total return of 14.14% for the six-month period ended May 31, 2009, as compared to its benchmark, the Barclays Capital Intermediate Government/Credit 1-10 Year Index, which returned 4.11%, and as compared to the Barclays Capital Government/Credit 1-5 Year Index, which returned 3.53%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/09
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	4.99%	6.10%	4.16%	5.44%
Barclays Capital Intermediate Gov’t/Credit 1-10 Year Index	4.79%	6.02%	4.54%	5.61%
Barclays Capital Gov’t/Credit 1-5 Year Index	5.25%	5.98%	4.36%	5.25%

Gross Expense Ratio as of 3/31/09 was 1.18%.
Net Expense Ratio after reimbursement was 0.80%.*
30-Day SEC Yield as of 5/31/09 was 4.95%.
30-Day SEC Yield (without reimbursement) as of 5/31/09 was 4.43%.

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incured by the Bond Fund until March 31, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays Capital Intermediate Government/Credit 1-10 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years. The Barclays Capital Intermediate Government/Credit 1-10 Year Index is a market-value-weighted performance benchmark. The Barclays Capital Government/Credit 1-5 Year Index is an index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays Capital Government/Credit 1-5 Year Index is a market-value-weighted performance benchmark. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Management Commentary

The Fund’s relative performance was driven primarily by its allocation to corporate bonds, which comprised roughly 80% of the Fund but only 20-25% of its benchmark. Driven largely by the final two months of the period, corporate bond spreads narrowed relative to Treasury and agency bonds during the semi-annual period. This narrowing of spreads caused the Fund’s corporate bonds to appreciate relative to its other holdings. Of secondary importance to the Fund’s relative gain were specific corporate-bond holdings that appreciated more than the overall corporate-bond average in our benchmarks. Specifically, bonds of GMAC, CIT and Sallie Mae saw spreads narrow, presumably because investors viewed the credit risk associated with each company to be less than previously thought.

Having increased the Fund’s exposure to corporate bonds in fiscal year 2008 to take advantage of wider spreads, we anticipate gradually reversing this allocation going forward if spreads narrow as we expect. This narrowing may occur because either a) corporate bonds continue to appreciate in price and thus yield less than they currently are, b) Treasury bonds depreciate in price and thus yield more relative to corporate bonds, or c) both occur. At the same time, we plan to generally overweight agency debt and underweight Treasury debt as a percentage of non-corporate bonds in order to take advantage of the higher yield yet similar credit risk of agency debt. If our view that spreads are likely to narrow is correct, the Fund’s overweighting of corporate debt and underweighting of Treasury debt should lead to continued relative outperformance.

We believe the Fund’s absolute return potential is attractive, too. The difference between the current net assets of the Fund and the par maturity value of its holdings is roughly $11.3 million, representing a potential total price appreciation of approximately 24 percent. This potential appreciation is in addition to quarterly and semi-annual interest payments owed on various holdings, which on average have a coupon yield of 5.0%. If the current bonds in the portfolio mature at par, then together with the interest coupons, we believe the Fund’s yield to maturity would be attractive on an absolute basis.

We plan to reduce the average duration of the bonds in the Fund going forward as well. We are concerned that the massive amount of fiscal stimulus from the Federal Reserve and Congress may cause longer-term inflationary pressures, thus potentially driving up interest rates. If this occurs, the Fund should be impacted less if it holds bonds having a shorter duration. A possibly lower duration means the percentage of principal returned to the Fund in the form of bond maturations over the next few quarters would then be higher, allowing us to re-invest more money at these anticipated future higher rates.

Coupon yield is the interest rate on a bond, determined upon issuance, and expressed as a percentage of par value.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 21 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2009

Portfolio Concentration at 05/31/09
(Includes cash and cash equivalents)
Quality

U.S. Government and Agency Issues	13.4%
A	34.8%
BBB	38.6%
BB and Below	13.1%
Short-Term Investments	0.1%
100.0%

Effective Maturity

Under 1 year	11.7%
1 to 3 years	21.0%
3 to 5 years	22.9%
5 to 10 years	35.0%
Over 10 years	9.4%
100.0%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2009

	Principal
	Amount	Value
BONDS - 97.5%

Corporate Bonds - 84.9%
American Express
0.561% due 10/4/2010 (a)	$400,000	$379,797
0.668% due 6/12/2017 (a)	1,290,000	889,464
American General Finance
6.000% due 10/15/2014	1,000,000	377,917
6.000% due 12/15/2014	1,000,000	369,170
6.900% due 12/15/2017	1,000,000	494,717
Bear Stearns Co., Inc.
1.070% due 3/10/2014 (a)	270,000	238,299
1.020% due 4/10/2014 (a)	100,000	87,876
7.250% due 2/1/2018	2,000,000	2,061,876
0.000% due 11/29/2019 (a) (c)	205,000	170,406
Caterpillar Financial Services Corp.
4.300% due 6/1/2010	1,000,000	1,016,181
CIT Group, Inc.
6.000% due 7/15/2009	90,000	88,035
4.400% due 8/15/2009	362,000	347,662
6.250% due 2/15/2010	200,000	177,933
6.500% due 2/15/2010	174,000	155,064
5.200% due 11/3/2010	500,000	435,282
4.750% due 12/15/2010	250,000	212,686
6.000% due 3/15/2013	79,000	42,562
6.150% due 4/15/2013	196,000	104,622
4.900% due 2/15/2015	50,000	23,063
1.820% due 12/14/2016 (a)	868,000	272,977
5.950% due 2/15/2017	100,000	46,412
5.700% due 3/15/2017	400,000	180,341
6.000% due 6/15/2017	50,000	22,634
Continental Corp.
8.375% due 8/15/2012	150,000	137,724
Corning Inc.
6.050% due 6/15/2015	1,000,000	988,359
Discover Financial Services
1.861% due 6/11/2010 (a)	500,000	470,204
EMC Corp., Convertible
1.750% due 12/1/2013	1,000,000	973,750
Exelon Generation Co.
6.950% due 6/15/2011	462,000	487,123
Fifth Third Bancorp
6.250% due 5/1/2013	500,000	477,590
8.250% due 3/1/2038	2,215,000	1,699,835
First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,333,439
4.625% due 5/15/2013	500,000	382,889

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Principal
	Amount	Value
GMAC LLC
7.000% due 10/15/2011	$200,000	$134,177
7.250% due 8/15/2012	100,000	59,130
7.000% due 11/15/2012	50,000	30,235
7.100% due 1/15/2013	32,000	19,294
6.000% due 7/15/2013	60,000	31,992
0.000% due 6/15/2015 (c)	1,250,000	433,324
6.350% due 2/15/2016 (b)	75,000	38,410
6.500% due 2/15/2016 (b)	100,000	51,757
6.500% due 9/15/2016 (b)	87,000	45,247
7.250% due 9/15/2017	259,000	136,195
Harley-Davidson Funding
5.250% due 12/15/2012 (e)	1,500,000	1,287,054
Hartford Financial Services
0.720% due 6/15/2010 (a)	500,000	470,695
5.250% due 10/15/2011	250,000	232,845
Home Depot, Inc.
3.750% due 9/15/2009	500,000	501,422
HSBC Finance Corp.
1.260% due 7/10/2009 (a)	203,000	201,910
5.700% due 7/15/2012	100,000	98,491
1.810% due 9/15/2013 (a)	156,000	96,322
1.960% due 10/10/2013 (a)	131,000	94,163
1.740% due 1/10/2014 (a)	161,000	95,223
Huntington National Bank
6.600% due 6/15/2018	1,788,000	1,105,191
International Lease Finance Corp.
5.000% due 6/15/2010	300,000	237,073
Johnson Controls, Inc.
5.250% due 1/15/2011	1,035,000	1,035,562
Lehman Brothers Holdings Inc.
0.000% due 8/17/2015 (a) (d) (f)	510,000	44,472
7.530% due 12/7/2016 (a) (f)	150,000	22,125
Manufacturers & Traders Trust Co.
5.585% due 12/28/2020 (a)	1,347,000	913,200
Morgan Stanley
2.240% due 6/1/2011 (a)	500,000	472,880
6.000% due 4/28/2015	1,000,000	976,657
National City Corp.
1.490% due 6/16/2010 (a)	1,000,000	960,728
4.900% due 1/15/2015	1,000,000	882,699
4.250% due 7/1/2018	200,000	150,153
6.875% due 5/15/2019	1,000,000	894,287
0.091% due 7/3/2037 (a)	342,000	338,854
Nordstrom, Inc.
6.250% due 1/15/2018	2,000,000	1,864,800
PPL Energy Supply, LLC
6.500% due 5/1/2018	1,000,000	962,890
Principal Life, Inc.
2.116% due 4/1/2016 (a)	50,000	26,000

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Principal
	Amount	Value
Simon Property Group, LP
5.300% due 5/30/2013	$1,000,000	$963,818
6.100% due 5/1/2016	1,000,000	929,918
SLM Corp.
0.678% due 12/15/2009 (a)	125,000	120,204
1.716% due 3/15/2012 (a)	100,000	57,146
1.736% due 6/15/2012 (a)	106,000	57,862
1.890% due 6/15/2012 (a)	66,000	36,227
1.886% due 9/15/2012 (a)	65,000	33,292
1.786% due 12/15/2012 (a)	50,000	28,740
2.686% due 9/15/2013 (a)	42,000	18,890
2.386% due 1/1/2014 (a)	591,000	320,748
2.356% due 1/31/2014 (a)	25,000	10,587
1.856% due 4/1/2014 (a)	1,100,000	522,830
2.036% due 4/1/2014 (a)	155,000	62,767
1.940% due 5/1/2014 (a)	100,000	46,325
2.616% due 6/2/2014 (a)	70,000	30,106
1.986% due 12/15/2014 (a)	350,000	177,107
2.186% due 9/15/2015 (a)	85,000	35,360
2.286% due 12/15/2015 (a)	128,000	52,428
2.490% due 5/3/2019 (a)	217,000	59,588
4.000% due 6/15/2021 (b)	79,000	37,152
5.400% due 4/25/2023 (b)	50,000	18,646
Target Corp.
5.375% due 5/1/2017	500,000	495,592
Textron Financial Corp.
6.000% due 11/20/2009	165,000	162,544
4.600% due 5/3/2010	250,000	235,126
5.400% due 4/28/2013	635,000	509,867
Time Warner, Inc.
6.875% due 5/1/2012	170,000	178,973
Torchmark Corp.
7.375% due 8/1/2013	1,000,000	941,755
7.875% due 5/15/2023	1,000,000	850,504
Transamerica Financial Corp.
0.000% due 9/1/2012 (c)	100,000	71,663
Tyco Electronics Group
6.000% due 10/1/2012	395,000	386,084
Verizon New York
6.875% due 4/1/2012	250,000	262,680
Viacom, Inc.
5.625% due 8/15/2012	1,000,000	971,254
Xilinx, Inc., Convertible
3.125% due 3/15/2037	500,000	375,000
Zions Bancorp
6.000% due 9/15/2015	1,700,000	1,191,241

Total Corporate Bonds		40,343,370

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Principal
	Amount	Value
Federal Agency Mortgage-Backed Securities - 5.4%
Fannie Mae
6.000% due 10/1/2037, Pool #88-8736	$850,620	$889,341
6.000% due 3/1/2038, Pool #25-7134	1,495,058	1,563,114
Ginnie Mae
7.000% due 5/15/2033, Pool #78-2071	107,182	115,833

Total Federal Agency Mortgage-Backed Securities		2,568,288

United States Government and Agency Issues - 7.2%
Fannie Mae
6.375% due 6/15/2009	16,000	15,910
6.625% due 9/15/2009	15,000	15,267
4.000% due 10/28/2009	20,000	20,289
4.000% due 11/9/2009	60,000	60,905
4.000% due 11/16/2009	25,000	25,386
3.875% due 12/10/2009	36,000	36,639
4.625% due 12/15/2009	40,000	40,871
7.250% due 1/15/2010	213,000	221,801
3.250% due 2/10/2010	4,000	4,073
3.875% due 2/15/2010	38,000	38,874
4.300% due 2/17/2010	10,000	10,233
5.000% due 4/19/2010	70,000	72,586
4.750% due 4/20/2010	25,000	25,871
3.270% due 6/30/2010	100,000	102,661
Federal Farm Credit Banks
2.700% due 9/23/2009	10,000	10,075
5.000% due 10/23/2009	10,000	10,186
7.375% due 2/9/2010	6,000	6,279
Federal Home Loan Banks
6.210% due 6/2/2009	15,000	15,002
5.250% due 6/12/2009	30,000	30,045
3.000% due 6/30/2009	85,000	85,185
6.795% due 6/30/2009	20,000	20,105
6.400% due 8/6/2009	25,000	25,275
5.250% due 9/11/2009	85,000	86,140
4.100% due 10/28/2009	450,000	456,991
3.220% due 10/30/2009	20,000	20,241
3.110% due 11/3/2009	20,000	20,233
5.000% due 11/3/2009	95,000	96,865
4.000% due 11/13/2009	125,000	127,004
4.250% due 11/13/2009	250,000	254,276
6.500% due 11/13/2009	200,000	205,451
0.800% due 11/24/2009	20,000	20,026
4.160% due 12/8/2009	30,000	30,558
4.750% due 12/11/2009	25,000	25,530
4.000% due 12/22/2009	100,000	101,906
3.875% due 2/12/2010	65,000	66,478
4.500% due 2/12/2010	100,000	102,666
5.250% due 6/11/2010	120,000	125,625

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

	Principal
	Amount	Value
Freddie Mac
5.100% due 6/15/2009	$25,000	$25,045
4.000% due 7/13/2009	20,000	20,082
4.375% due 7/30/2009	50,000	50,318
6.625% due 9/15/2009	20,000	20,365
4.000% due 10/26/2009	30,000	30,437
4.050% due 11/17/2009	30,000	30,485
4.500% due 11/18/2009 (b)	125,000	127,287
4.000% due 12/15/2009	87,000	88,603
3.125% due 2/4/2010	300,000	304,919
4.750% due 9/22/2010	68,000	71,230

Total United States Government and Agency Issues		3,402,279

TOTAL BONDS (COST $49,099,634)		46,313,937

SHORT-TERM INVESTMENTS - 0.7%

United States Government Bills - 0.6%
United States Treasury Bills
0.493% due 8/27/2009	304,000	303,901

Total United States Government Bills		303,901

Variable-Rate Demand Notes - 0.1%
American Family Financial Services, 0.100%	41,643	41,643

Total Variable-Rate Demand Notes		41,643

TOTAL SHORT-TERM INVESTMENTS (COST $345,286)		345,544

TOTAL INVESTMENTS - 98.2% (COST $49,444,920)		46,659,481

NET OTHER ASSETS AND LIABILITIES - 1.8%		855,496

NET ASSETS - 100.0%		$47,514,977

(a)	Interest rate shown represents the current coupon rate at May 31, 2009.
(b)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(c)	Zero coupon security.
(d)	Security is fair valued.
(e)	Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)	Lehman Brothers Holdings Inc. securities are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest income.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
May 31, 2009

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	12/1/08	5/31/09	12/1/08-5/31/09
Thompson Plumb Growth Fund
Actual	$1,000.00	$1,155.77	$ 8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.87	$ 8.20
Thompson Plumb MidCap Fund
Actual	$1,000.00	$1,246.82	$ 7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.52	$ 6.54
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,138.11	$ 3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$ 3.33

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.63%; MidCap Fund 1.30%; and Bond Fund 0.66%), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2009 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $136,143, $5,865 and
$49,445, respectively)	$131,710	$6,128	$46,659
Receivable from fund shares sold	41	75	181
Dividends and interest receivable	287	7	709
Due from investment advisor	–	15	–
Prepaid expenses	96	22	49
Total Assets	132,134	6,247	47,598
LIABILITIES
Due on purchase of securities	–	87	31
Payable for fund shares redeemed	55	–	20
Accrued expenses payable	43	20	22
Due to investment advisor	115	–	10
Total Liabilities	213	107	83
NET ASSETS	$131,921	$6,140	$47,515
Net Assets consist of:
Capital stock ($.001 par value)	$264,770	$6,810	$49,177
Undistributed net investment income	60	3	939
Accumulated net realized gain (loss) on investments	(128,476)	(936)	185
Net unrealized appreciation (depreciation) on investments	(4,433)	263	(2,786)
Net Assets	$131,921	$6,140	$47,515
Shares of capital stock outstanding (unlimited shares authorized)	5,823	798	4,703
Offering and redemption price/Net asset value per share	$22.66	$7.69	$10.10

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Unaudited)
Six-Month Period Ended May 31, 2009 (In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends	$1,334	$29	–
Interest	–	–	$2,107
	1,334	29	2,107
Expenses
Investment advisory fees	562	17	145
Shareholder servicing costs	159	13	22
Administrative and accounting services fees	60	15	30
Professional fees	47	27	43
Directors fees	27	6	11
Federal & state registration	20	14	17
Custody fees	18	7	6
Amortization of offering costs	–	10	–
Other expenses	77	2	24
Total expenses	970	111	298
Less expenses reimbursed by advisor	–	(89)	(151)
Net expenses	970	22	147
Net investment income	364	7	1,960
Net realized gain (loss) on investments	(39,430)	(658)	751
Net unrealized appreciation on investments	57,165	1,572	3,224
Net gain on investments	17,735	914	3,975
Net increase in net assets resulting from operations	$18,099	$921	$5,935

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP		BOND
	FUND		FUND		FUND
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Period Ended	Period Ended	Year Ended
	May 31, 2009	November 30,	May 31, 2009	November 30,	May 31, 2009	November 30,
	(Unaudited)	2008	(Unaudited)	2008*	(Unaudited)	2008
Operations
Net investment income	$364	$1,675	$7	$13	$1,960	$3,163
Net realized gain (loss) on investments	(39,430)	(72,001)	(658)	(278)	751	(312)
Net unrealized appreciation (depreciation)
on investments	57,165	(92,193)	1,572	(1,309)	3,224	(6,539)
Net increase (decrease) in net assets resulting
from operations	18,099	(162,519)	921	(1,574)	5,935	(3,688)
Distributions to Shareholders
Distributions from net investment income	(1,953)	(4,172)	(19)	–	(1,904)	(2,813)
Distributions from net realized gains on
securities transactions	–	(65,287)	–	–	–	–
Total distributions to shareholders	(1,953)	(69,459)	(19)	–	(1,904)	(2,813)
Fund Share Transactions (See Note 4)	(18,097)	(168,059)	2,932	3,880	(478)	5,954
Total Increase (Decrease) in Net Assets	(1,951)	(400,037)	3,834	2,306	3,553	(547)
Net Assets
Beginning of period	133,872	533,909	2,306	–	43,962	44,509
End of period	$131,921	$133,872	$6,140	$2,306	$47,515	$43,962
Undistributed net investment income included
in net assets at end of period	$60	$1,649	$3	$15	$939	$882

* For the period March 31, 2008 (inception) through November 30, 2008.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2009

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

As of May 31, 2009, a corporate bond held by the Bond Fund was fair valued and the value of the security represented approximately 0.094% of the net assets of the Fund.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2009

the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. As level-2 investments include positions that are not traded in active markets, valuations may be adjusted to reflect illiquidity.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ net assets as of May 31, 2009:

	Investments in Securities
Valuation Inputs	Growth Fund	MidCap Fund	Bond Fund
Level 1 – Quoted prices	$131,593,860	$6,126,704	$–
Level 2 – Other significant observable inputs	116,128	824	46,659,481
Level 3 – Significant unobservable inputs	–	–	–
Total	$131,709,988	$6,127,528	$46,659,481

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS - The Bond Fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2009

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no directed brokerage credits during the six-month period ended May 31, 2009.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2009 used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the market value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of May 31, 2009, the limits established by the Funds’ Board are: Growth Fund - $10,000,000, MidCap Fund - $200,000 and Bond Fund - $1,000,000. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six-month period ended May 31, 2009.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$277,560	3.250%	$4,655
MidCap Fund	$2,104	3.250%	$ 35
Bond Fund	$24,720	3.250%	$ 406

GUARANTEES AND INDEMNIFICATIONS - Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

OFFERING COSTS - The MidCap Fund incurred $31,080 of offering costs which are being amortized over a period of 12 months. For the six-month period ended May 31, 2009, the MidCap Fund expensed $10,303.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2009

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - Effective May 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have more than fifty percent likelihood of being sustained by the applicable tax authority. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of November 30, 2008, open Federal tax years include the tax years ended November 2005 through 2007. The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecorded tax benefits relating to uncertain income tax positions for the six-month period ended May 31, 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2010 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: MidCap Fund-1.30% and Bond Fund-0.80%.

For the six-month period ended May 31, 2009, the Advisor reimbursed expenses incurred by the MidCap Fund in the amount of $88,725 so that that annual operating expenses did not exceed 1.30% of its average daily net assets. For the six-month period ended May 31, 2009, the Advisor reimbursed expenses incurred by the Bond Fund in the amount of $151,290 so that that annual operating expenses did not exceed 0.80% of its average daily net assets.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM in the amounts of $17,963, $16,656 and $16,656 for the Growth Fund, MidCap Fund and Bond Fund, respectively, for the six-month period ended May 31, 2009.

As of May 31, 2009, retirement plan investments by certain employees of the Advisor represent 1.20%, 7.81% and 0.13% of the net assets of the Growth Fund, MidCap Fund and Bond Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2009

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Six-Month Period
	Ended May 31, 2009		Year Ended
	(Unaudited)		November 30, 2008
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	392	$8,003	561	$18,264
Shares issued in reinvestment of dividends	92	1,864	102	3,909
Shares issued in reinvestment of realized gains	–	–	1,659	63,695
Shares redeemed	(1,438)	(27,964)	(7,186)	(253,927)
Net decrease	(954)	$(18,097)	(4,864)	$(168,059)

	Six-Month Period
	Ended May 31, 2009		Period Ended
	(Unaudited)		November 30, 2008*
	Shares	Dollars	Shares	Dollars
MidCap Fund
Shares sold	447	$3,070	441	$4,442
Shares issued in reinvestment of dividends	2	17	–	–
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(24)	(155)	(68)	(562)
Net increase	425	$2,932	373	$3,880

	Six-Month Period
	Ended May 31, 2009		Year Ended
	(Unaudited)		November 30, 2008
	Shares	Dollars	Shares	Dollars
Bond Fund
Shares sold	938	$8,904	3,174	$31,883
Shares issued in reinvestment of dividends	186	1,700	254	2,550
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(1,178)	(11,082)	(2,976)	(28,479)
Net increase (decrease)	(54)	$(478)	452	$5,954

* For the period March 31, 2008 (inception) through November 30, 2008.

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the six-month period ended May 31, 2009 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$63,381,765	$80,367,425	$–	$–
MidCap Fund	$3,980,481	$1,069,179	$–	$–
Bond Fund	$16,919,452	$6,694,859	$13,975,799	$31,921,707

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2009

NOTE 6 - INCOME TAX INFORMATION
At May 31, 2009, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
		Unrealized	Unrealized	appreciation
	Federal tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$140,125,017	$13,203,100	$(21,618,129)	$(8,415,029)
MidCap Fund	$6,561,430	$205,331	$(639,233)	$(433,902)
Bond Fund	$49,825,127	$2,219,961	$(5,385,607)	$(3,165,646)

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and paydown gains and losses from mortgage securities.

The tax components of distributions paid during the six-month period ended May 31, 2009 (Unaudited) are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$1,952,982	$–
Bond Fund	$18,875	$–
Bond Fund	$1,903,510	$–

The tax components of distributions paid during the fiscal year ended November 30, 2008, capital loss carryforward as of November 30, 2008 and tax basis post-October losses as of November 30, 2008, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term
	income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$4,172,247	$65,286,994	$78,936,169	$–
MidCap Fund	$–	$–	$51,952	$19,711
Bond Fund	$2,812,789	$–	$536,947	$–

* The Growth Fund and MidCap Fund capital losses expire November 30, 2016. The Bond Fund has capital losses in the amount of $90,180, $137,352 and $309,415 which expire on November 30, 2014, November 30, 2015 and November 30, 2016, respectively.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004
GROWTH FUND

Net Asset Value, Beginning of Period	$19.75		$45.86	$49.95	$45.85	$46.03	$42.45
Income from Investment Operations
Net investment income	0.06		0.29	0.36	0.35	0.27	0.46
Net realized and unrealized gains (losses)
on investments	3.14		(19.59)	(2.49)	5.14	0.54	3.26
Total from Investment Operations	3.20		(19.30)	(2.13)	5.49	0.81	3.72
Less Distributions
Distributions from net investment income	(0.29)		(0.41)	(0.34)	(0.27)	(0.44)	(0.14)
Distributions from net realized gains	–		(6.40)	(1.62)	(1.12)	(0.55)	–
Total Distributions	(0.29)		(6.81)	(1.96)	(1.39)	(0.99)	(0.14)

Net Asset Value, End of Period	$22.66		$19.75	$45.86	$49.95	$45.85	$46.03

Total Return	16.39%	(a)	(49.29% )	(4.52% )	12.32%	1.76%	8.77%

Ratios/Supplemental Data
Net assets, end of period (millions)	$131.9		$133.9	$533.9	$759.0	$1,030.7	$1,485.9
Ratios to average net assets:
Ratio of expenses	1.63%	(b)	1.27%	1.13%	1.12%	1.08%	1.05%
Ratio of expenses without reimbursement†	1.63%	(b)	1.27%	1.13%	1.12%	1.09%	1.06%
Ratio of net investment income	0.61%	(b)	0.56%	0.62%	0.63%	0.50%	1.12%
Ratio of net investment income
without reimbursement†	0.61%	(b)	0.56%	0.62%	0.63%	0.49%	1.11%
Portfolio turnover rate	52%	(a)	43%	29%	17%	20%	29%

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.
†	Before directed brokerage credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month		March 31, 2008
	Period Ended		(inception)
	May 31, 2009		through
	(Unaudited)		November 30, 2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$6.18		$10.00
Income from Investment Operations
Net investment income	0.01		0.04
Net realized and unrealized gains (losses)
on investments	1.55		(3.86)
Total from Investment Operations	1.56		(3.82)
Less Distributions
Distributions from net investment income	(0.05)		–
Distributions from net realized gains	–		–
Total Distributions	(0.05)		–

Net Asset Value, End of Period	$7.69		$6.18

Total Return	25.33%	(a)	(38.20%	)(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$6.1		$2.3
Ratios to average net assets:
Ratio of expenses	1.30%	(b)	1.30%	(b)
Ratio of expenses without reimbursement	6.54%	(b)	8.40%	(b)
Ratio of net investment income	0.42%	(b)	0.79%	(b)
Ratio of net investment loss
without reimbursement	(4.83%	)(b)	(6.30%	)(b)
Portfolio turnover rate	31%	(a)	50%	(a)

(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004
BOND FUND

Net Asset Value, Beginning of Period	$9.24		$10.34	$10.26	$10.21	$10.68	$10.86
Income from Investment Operations
Net investment income	0.41		0.62	0.48	0.44	0.39	0.57
Net realized and unrealized gains (losses)
on investments	0.85		(1.17)	0.08	0.11	(0.36)	(0.16)
Total from Investment Operations	1.26		(0.55)	0.56	0.55	0.03	0.41
Less Distributions
Distributions from net investment income	(0.40)		(0.55)	(0.48)	(0.41)	(0.42)	(0.59)
Distributions from net realized gains	–		–	–	(0.09)	(0.08)	–
Total Distributions	(0.40)		(0.55)	(0.48)	(0.50)	(0.50)	(0.59)

Net Asset Value, End of Period	$10.10		$9.24	$10.34	$10.26	$10.21	$10.68

Total Return	14.14%	(a)	(5.63% )	5.64%	5.64%	0.29%	3.90%

Ratios/Supplemental Data
Net assets, end of period (millions)	$47.5		$44.0	$44.5	$32.5	$30.6	$29.7
Ratios to average net assets:
Ratio of expenses	0.66%	(b)	0.59%	0.59%	0.72%	0.80%	0.80%
Ratio of expenses without reimbursement	1.34%	(b)	1.18%	1.24%	1.30%	1.28%	1.20%
Ratio of net investment income	8.76%	(b)	6.38%	4.92%	4.42%	3.80%	5.00%
Ratio of net investment income
without reimbursement	8.08%	(b)	5.78%	4.26%	3.84%	3.31%	4.60%
Portfolio turnover rate	55%	(a)	110%	86%	51%	26%	24%

(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.

See Notes to Financial Statements.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

DIRECTORS	INVESTMENT ADVISOR
Donald A. Nichols - Chairman	Thompson Investment Management, Inc.
John W. Feldt	1200 John Q. Hammons Drive
Patricia Lipton	Madison, Wisconsin 53717
John W. Thompson
DISTRIBUTOR
OFFICERS	Quasar Distributors, LLC
John W. Thompson, CFA	615 East Michigan Street
President and Chief Executive Officer	Milwaukee, Wisconsin 53202

Jason L. Stephens, CFA	TRANSFER AGENT
Vice President and Secretary	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
James T. Evans, CFA	Milwaukee, Wisconsin 53202
Vice President
INDEPENDENT REGISTERED
Penny M. Hubbard	PUBLIC ACCOUNTING FIRM
Chief Financial Officer and Treasurer	PricewaterhouseCoopers LLP
One North Wacker Drive
Nedra S. Pierce	Chicago, IL 60606
Chief Compliance Officer
LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of their fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

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Item 2. Code of Ethics.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2009 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors [after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.]

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Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of July, 2009.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 27th day of July, 2009.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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